AGREEMENT
                                    ---------

     This Agreement (the "Agreement') is made and entered into by and between Digital Equipment Corporation ("Digital"), a Massachusetts corporation, and AltaVista Technology, Inc. ("ATI"), a California corporation (collectively, the "Parties").

     WHEREAS, ATI registered the domain name "altavista.com" with InterNIC on or about February 1, 1995;

     WHEREAS, on or about March 14, 1996, the Parties entered into an Agreement pursuant to which ATI agreed to assign to Digital all of its right, title and interest in and to the ALTAVISTA trademark and Digital agreed to grant ATI a nonexclusive license to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

     WHEREAS, on or about March 14, 1996, the Parties entered into a trademark Assignment Agreement pursuant to which ATI assigned to Digital all of its right, title and interest in and to the ALTAVISTA trademark;

     WHEREAS, on or about March 19, 1996, the parties entered into a Trademark License Agreement ("License Agreement") pursuant to which Digital granted ATI a nonexclusive license to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

REDACTED

     WHEREAS, the Parties have agreed to terminate the License Agreement and enter into a License Termination and Installment Sale Agreement whereby ATI has agreed to sell, transfer and assign to Digital all of ATI's rights in and to the ALTAVISTA mark granted to ATI under the License Agreement, including but not limited to ATI's right to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com" REDACTED;

     NOW, THEREFORE, for and in consideration of the mutual promises, releases and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.     Installment  Sale  Agreement.
       -----------------------------

     Immediately upon execution of this Agreement, the Parties shall execute a License Termination and Installment Sale Agreement, in the form attached hereto as Exhibit A.

2.     Linking  and  Content  Agreement.
       --------------------------------

Immediately  upon  execution  of  this  Agreement,  the  Parties shall execute a
Linking  and  Content     Agreement  in  the  form attached hereto as Exhibit B.

       REDACTED
       --------

4.     Press  Release  by  Digital.
       ----------------------------

     Within ten (IO) days after the execution of this Agreement, Digital will issue a press release regarding the Parties' agreements, substantially in the form attached hereto as Exhibit C. Except as permitted in paragraph 7.1 hereof, ATI shall not make any statements regarding the terms of this Agreement or any other agreement of the Parties entered into contemporaneously herewith except those terms disclosed in the press release, nor shall ATI respond to inquiries from the press or from any other person regarding said terms, except to refer such inquiries to
Digital's  press  release.

REDACTED

6.     Return  of  Confidential  Information.
       --------------------------------------

     Within ten (IO) days after the execution of this Agreement, each party shall return all (including all copies) of the other Party's confidential information produced in connection with the Action.

7.     Confidentiality.
       ----------------

     7.1     Confidentiality  and  non  disparagement- Except to the extent that
             --------
disclosure of the terms of this Agreement (i) may be required by law or (ii) is required for purposes of obtaining tax or accounting advice or communicating with insurance carriers, the Parties agree that the terms of this Agreement, the settlement negotiations prior thereto, and the facts and circumstances underlying this Agreement shall be considered confidential. Any and all statements made by the Parties in connection with this Agreement and the settlement negotiations prior thereto, whether a statement of fact, opinion, supposition or otherwise, may not and will not be used, quoted or alluded to in any manner. The Parties agree to use commercially reasonable efforts to prevent disclosure of the terms of this Agreement and the settlement negotiations prior thereto any third party. The Parties agree not to publicly disparage each other (including, but not limited to, through their counsel) concerning the litigation or the subject matter thereof.

     7.2     Material  Breach  of  Confidentiality-  The  Parties agree that any
             -------------------------------------
violation of the provisions of paragraph 7.1 shall be a material breach of this Agreement,

REDACTED

9.     Material  Breach.
       -----------------

     The Parties agree that upon any material breach by ATI of the terms of this Agreement or the terms of the License Termination and Installment Sale Agreement, all of Digital's obligations under the Linking and Content Agreement shall terminate.

10.     Miscellaneous.
        --------------

     10.1 cc - All notices, requests, waivers, consents, or other communications required or permitted by this Agreement ("Notices") shall be in writing. Notices shall be deemed delivered for all purposes when delivered in person or when dispatched by electronic facsimile transmission or upon confirmation of receipt when dispatched by a nationally recognized overnight courier service to the appropriate party with a copy to counsel (which shall not constitute notice) as follows:

If  to  Digital:

Cliff  Simpson,  Esq.
Group Counsel, Consumer Products Group Office of the General Counsel Compaq Computer Corporation
20555  SH249
MS  I  10701
Houston,  Texas  77070
Telephone:     (281)  518-2552
Facsimile:     (281)  514-8332
with  a  copy  to:

Shepard  M.  Remis,  P.C.
Goodwin,  Procter  &  Hoar  LLP
Exchange  Place
Boston,  Massachusetts  02109-2881
Telephone:     (617)  570-1350
Facsimile:     (617)  523-1231

If  to  ATI:
------------

Jack  Marshall
President
AltaVista  Technology,  Inc-
1671  Dell  Avenue,  Suite  209
Campbell,  California  95008
Telephone:     (408)  364-8777
Facsimile:     (408)  364-8778

with  a  copy  to:

Lee  Carl  Bromberg,  Esq.
Bromberg  &  Sunstein  LLP
125  Summer  Street
Boston,  Massachusetts  02110-1618
Telephone:     (617)  443-9292
Facsimile:     (617)  443-0004

     10.2     Amendment and Waiver,     This Agreement may be amended, modified,
              --------------------
waived, discharged or terminated only by an instrument in writing of subsequent or even date signed by both Parties.

     10.3     Successors  and  Assigns.     This  Agreement will be binding upon
              -------------------------
and inure to the benefit of the Parties and their respective successors and assigns.

     10.4     Rights  of  the  Parties.     Nothing expressed or implied in this
              ------------------------
Agreement is intended or will be construed to confer upon or give any person or entity other than the Parties or their respective successors and assigns any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

     10.5     Titles  and  Headings.     Titles  and  headings  to  Articles and
              ----------------------
Sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     10.6     Entire  Agreement.  This Agreement, together  with  its  Exhibits,
              ------------------
constitutes the entire agreement between the Parties with respect to the subject matter hereof, and there are no agreements between the Parties with respect hereto except as expressly set forth herein.

     10.7      Delay  or  Omission.     No  delay  or  omission by either of the
               --------------------
Parties in exercising any right under this Agreement will operate as a waiver of any right. A waiver of consent given by either of the Parties on any occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     10.8     Severability.     In  case  any  provision  contained  in  this
              -------------
Agreement is determined by a court to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.9     Additional  Documents.     Each  of  the  Parties  shall, upon the
              ----------------------
request of the other party, provide such other party with such additional instruments, certificates and documents as the requesting party shall reasonably require, whether or not such request is made after the date of this Agreement, in order to provide the requesting party with the rights and benefits to which such party is entitled under the Agreement.

     10.10     Counterparts.     This Agreement may be executed in any number of
               -------------
counterparts, each of which when executed and delivered shall be deemed an original; such counterparts shall together constitute but one agreement.

     10.11     Corporation.     Each  party  hereto  is  a corporation, and each
               ------------
person executing this Agreement on behalf of a corporation represents and warrants that: (a) such corporation is duly organized, validly authorized and in good standing, and possesses full power and authority to enter into and comply with the terms of this Agreement; (b) the execution and delivery, and compliance with the terms, of this Agreement have been duly and validly authorized by all requisite corporate acts and consents and do not contravene the terms of any other obligation to which the corporation is subject; (c) this Agreement, when effective, shall constitute a legal, binding and valid obligation of such entity, enforceable in accordance with its terms; and (d) each of the Parties hereto shall furnish to the other party such evidence of such actions and consent, and such legal opinions with respect thereto, as either of the Parties may reasonably request.

     10.12     Governing Law.   This  Agreement  and  the  terms,  covenants and
               --------------
conditions hereof shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts (without giving effects to any conflicts of law provisions contained therein).

IN WITNESS HEREOF, the Parties hereto have duly executed this Agreement on this 31st. day of July, 1998.


DIGITAL  EQUIPMENT  CORPORATION     ALTAVISTA  TECHNOLOGY,  INC.

By:  s._Robert  E.  Hult               By:  _____________
     -------------------
     Robert  E.  Hult             Jack  Marshall

10.12     Governing  Law.     This  Agreement  and  the  terms,  covenants  and
          ---------------
conditions hereof shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

     IN WITNESS HEREOF, the Parties hereto have duly executed this Agreement on this 31-st. day of July, 1998.



DIGITAL  EQUIPMENT  CORPORATION     ALTAVISTA  TECHNOLOGY,INC.


By:  __________________               By:  s.  Jack  Marshall
                                           ------------------
    Robert  E.  Hult                         Jack  Marshall

                                    EXHIBIT A

LICENSE  TERMINATION  AND  INSTALLMENT  SALE  AGREEMENT

     This License Termination and Installment Sale Agreement ("Installment Sale Agreement") is made and entered into by and between Digital Equipment Corporation ("Digital"), a Massachusetts corporation, and AltaVista Technology, Inc. ("ATI"), a California corporation (collectively, the "Parties").

     WHEREAS, ATI registered the domain name "altavista.com" with InterNIC on or about February1,1995; and

     WHEREAS, on or about March 19, 1986, the Parties entered into a trademark license agreement (the "License Agreement") pursuant to which Digital granted to ATI a nonexclusive license to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

WHEREAS,  the  Parties  have  agreed  to  terminate  the  License Agreement; and

     WHEREAS, ATI has agreed to sell, transfer and assign to Digital all of ATI's rights in and to the ALTAVISTA mark granted to ATI under the License Agreement, including but not limited to ATI's right to use the ALTAVISTA mark as part of the corporate name "AltaVista Technology, Inc." and as part of the Internet domain name "altavista.com";

     NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained herein and in the Agreement of the Parties entered into contemporaneously with this Installment Sale Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. Termination of License Agreement. Thirty (30) days after the execution of this Installment Sale Agreement, the License Agreement shall terminate, and ATI shall have no further rights under the License Agreement, provided however, that ATI may continue to use the ALTAVISTA mark in the limited manner set forth in paragraph 6 below.

     2.     Sale,  Transfer  and  Assignment  of  Rights.     ATI  hereby sells,
            ---------------------------------------------
transfers and assigns to Digital, effective thirty (30) days after the execution of this Installment Sale Agreement, all of its rights in and to the ALTAVISTA mark granted to ATI under the License Agreement, including but not limited to ATI's right to use the ALTAVISTA mark as part of the corporate name "Alta Vista Technology, Inc."and as part of the Internet domain name "altavista.com" and ATI's rights to use any other names containing the term "altavista" or a confusingly similar term. ATI further sells, transfers and assigns to Digital all rights associated with the domain name "altavista.com" effective thirty (30) days after the execution of this Installment Sale Agreement. Within thirty (30) days after the execution of this Installment Sale Agreement, A1 ATI shall provide Digital with the documentation necessary to transfer the domain name
 .1altavista.com" to Digital in accordance with the published procedures for transfer domain names in effect at that time. Digital shall file such documentation with InterNIC no earlier than the thirty-first day after execution of this installment Sale Agreement. ATI agrees to execute and deliver to Digital such other documents and take such other reasonable actions as are required to transfer the domain name "altavista.com" to Digital and to confirm, evidence, or establish Digital's rights to the domain name "altavista.com."

3.     No  Use of Similar Domain Name,     ATI agrees to not use or register any
       ------------------------------
domain  name  containing  the  term "altavista" or any confusingly similar term.

4.     No Objection to Registration of Domain Name.     ATI agrees to not object
       --------------------------------------------
to or otherwise challenge Digital's use and registration worldwide of any domain name containing the term "altavista" or any confusingly similar term.

5.     Representation  and  Warranties.
       --------------------------------
     5.1     Seller.     ATI  represents  and warrants to the best of its actual
             ------
knowledge, as of the date of its execution of this Installment Sale Agreement, that:

               (a) There are no existing or threatened claims or proceedings by any third party relating to ATI's use, registration, or ownership of the domain name l,altavista.com";

               (b) The domain name "altavista.com" is not subject to any outstanding order, decree, judgment, stipulation, written restriction, undertaking, or agreement that would prevent ATI from complying with any of its obligations under this Installment Sale Agreement;

               (c) The domain name "altavista.com" is not subject to any lien, security interest, mortgage, or other encumbrance;

               (d) ATI has not granted any licenses to or authorized any third parties to use the domain name "altavista.com" or any confusingly similar domain name; and

               (e)  ATI  does  not  own  any  domain   name   registrations   or
               applications containing the term "altavista" or any confusingly similar term other than the domain name "altavista.com."

                                       A2

6.  Transition  Period.
    -------------------

     6.1  Domain  Name.     After  the termination of the License Agreement, ATI
          ------------
shall not use the domain name altavista.com", provided however, that ATI may refer to the domain name "altavista.com" in order to inform third parties that it has changed its Web site address from the domain name "altavista.com" to another domain name for a period of three (3) months following the transfer of the domain name "altavista.com."

     6.2  E-Mail  Routing.     Upon  transfer  to  Digital  of  the  domain name
          ----------------
"altavista.com" and for a period of six (6) months following the transfer, Digital shall route e-mail directed to "altavista.com" and intended to be received by ATI to magicbit.com" or to any other Internet address designated by ATI. ATI shall have the right to change the Internet address to which e-mail is routed upon five (5) days written notice to Digital. Digital shall be responsible for maintaining consistent operation of the e-mail routing software so as to minimize any delay between Digital's receipt of e-mail and the transmission of e-mail to ATI and so as to ensure the integrity of e-mail messages and attachments. In no case shall e-mail be routed to the address designated by ATI later than twelve (12) hours after receipt by Digital. For the period of six (6) months following the transfer of the domain name altavista.com", Digital shall not use any of the e-mail addresses currently used by ATI, as listed in Exhibit I hereto. ATI may refer to the domain name "altavista.com" during this six (6) month period in order to inform third parties that it has changed its e-mail addresses.

     6.3     Change  of  Corporate Name.     Within ten (1O) business days after
             ---------------------------
the execution of this Installment Sale Agreement, ATI shall file papers with the appropriate legal agency to legally change its corporate name. For a period of thirty (30) days following the execution of this Installment Sale Agreement, ATI may use the ALTAVISTA mark as part of its corporate name. ATI shall not use the ALTAVISTA mark as part of its corporate name after the thirty (30) day period following the execution of this Installment Sale Agreement has expired.

     7. Termination of Agreements. Immediately upon the execution of this Installment Sale Agreement, ATI shall give notice of the termination of all agreements that could impair its right to sell, transfer and assign to Digital all of its rights in and to the ALTAVISTA mark granted to ATI under the License Agreement. Such notice shall be given to all parties to all such agreements.

     8.     Payment.     Immediately upon the execution of this Installment Sale
            -------
Agreement, Digital shall deliver or cause to be delivered to ATI the sum of three hundred and fifty thousand dollars ($350,000.00) and shall execute a seven percent (7%) promissory note in the principal amount of two million seven hundred and fifty thousand dollars ($2,750,000.00) in the form of Exhibit 2.

                                       A3

9.  Miscellaneous.
    --------------

     9.1     Amendment  and  Wavier.     This  Installment Sale Agreement may be
             -----------------------
amended, modified, waived, discharged or terminated only by an instrument in writing of subsequent or even date signed by both Parties.

     9.2     Successors and Assigns.     This Installment Sale Agreement will be
             -----------------------
binding upon and inure to the benefit of the Parties and their respective successors and assigns.

     9.3     Delay  or  Omission.     No  delay  or  omission  by  either of the
             --------------------
Parties in exercising any right under this Installment Sale Agreement will operate as a waiver of any right. A waiver of consent given by either of the Parties on any occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

     9.4     Severability.     In  case  any  provision  contained  in  this
Installment Sale Agreement is determined by a court to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.5     Additional  Documents.     Each  of  the  Parties  shall,  upon the
             ----------------------
request of the other party, provide such other party with such additional instruments, certificates and documents as the requesting party shall reasonably require, whether or not such request is made after the date of this Installment Sale Agreement, in order to provide the requesting party with the rights and benefits to which such party is entitled under this Installment Sale Agreement.

     9.6     Counterparts.     This  Installment  Sale Agreement may be executed
             -------------
in any number of counterparts, each of which when executed and delivered shall be deemed an original; such counterparts shall together constitute but one agreement.

     9.7 Corporations. Each party hereto is a corporation, and each person executing this Installment Sale Agreement on behalf of a corporation represents and warrants that: (a) such corporation is duly organized, validly authorized and in good standing, and possesses full power and authority to enter into and comply with the terms of this Installment Sale Agreement; (b) the execution and delivery, and compliance with the terms, of this Installment Sale Agreement have been duly and validly authorized by all requisite corporate acts and consents and do not contravene the terms of any other obligation to which the corporation is subject; (c) this Installment Sale Agreement, when effective, shall constitute a legal, binding and valid obligation of such entity, enforceable in accordance with its terms; and (d) each of the Parties hereto shall furnish to the other party such evidence of such actions and consent, and such legal opinions with respect thereto, as either of the Parties may reasonably request.

                                       A4

9.8     Governing  Law.     This  Installment  Sale  Agreement  and  the  terms,
        ---------------
covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

     IN WITNESS HEREOF, the Parties hereto have duly executed this Installment Sale Agreement on this 31st day of July, 1998.


DIGITAL  EQUIPMENT  CORPORATION     ALTAVISTA  TECHNOLOGY,  INC.


By:  _________                      By:  s.Jack  Marshall
                                         ----------------
Robert  E.  Hutt


                                       A5

                     EXHIBIT 2 (INSTALLMENT SALE AGREEMENT)

                                PROMISSORY NOTE

                          DIGITAL EQUIPMENT CORPORATION

REDACTED                                              BOSTON,  MA

                                                      DATE:  JULY  31,1998

     FOR VALUE RECEIVED, Digital Equipment Corporation, a Massachusetts corporation (the "Company"), hereby promises to pay to the order of AltaVista Technology, Inc., a California corporation (the "Seller"), and its successors and assigns, the principal amount of REDACTED ), with interest on the principal amount outstanding hereunder from time to time from the date hereof through and including the date on which such principal amounts are paid, at the rate of REDACTED annually. Interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

     Ibis Note, together with all accrued and unpaid interest, shall be payable REDACTED All payments shall be in lawful money of the United States of America. Neither principal of nor interest on this Note may be prepaid by the Company without the prior consent of the Seller, which consent the Seller may withhold in its sole discretion.

                                    ARTICLE I
                                EVENTS OF DEFAULT

     At the option of the holder of this Note and without prejudice to any other rights the holder hereof may have at law or in equity, all sums of principal and interest then remaining unpaid hereunder shall immediately become due and payable, without demand, presentment or notice, all of which are hereby expressly waived, if any of the following occur ("Events of Default"):

     1.1. The Company breaches any covenant or other term or provision of this Note and such breach continues for five days after written notice thereof to Company from the holder hereof.

     1.2. The Company becomes insolvent or admits in writing its inability to pay its debts as they mature; makes an assignment for the benefit of creditors; applies for or consents to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such
a  receiver  or     trustee  otherwise  is  appointed.

                                       A7

     1.3. Bankruptcy, insolvency, dissolution, winding up, reorganization or liquidation proceedings or relief under any bankruptcy law or any law for the relief of debtors is instituted by or against the Company and is not dismissed within thirty days.


     1.4. The Company fails to pay this Note when due in accordance with its terms.


                                   ARTICLE 11
                                  MISCELLANEOUS

     2.1. No amendment, modification or waiver of any provision of this Note nor consent TO any departure by the Company therefrom shall be effective unless the same shall be in writing and signed by the holder hereof and such waiver or consent shall be effective only in the SPECIFIC instance and for the specific Purpose for which given.

     2.2. The Company hereby waives any requirements of notice of dishonor, notice of protest and protest.

     2.3.     This  Note  shall  be  governed in all respects by the laws of the
Commonwealth  of     Massachusetts     without  giving effect to the conflict of
law  provisions  thereof.

     2.4.     This Note shall be binding upon the Company and its successors and
assigns  and  the     terms  hereof     shall inure to the benefit of the Seller
and  its  successors  and  assigns,  including

subsequent  holders  hereof.

     2.5. The holding of any provision of this Note to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions, and the other provisions of this Note shall remain in full force and effect.

     2.6. If this Note becomes worn, defaced, or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new
Note in lieu hereof upon the surrender of such worn, defaced, or mutilated Note. If the holder of this Note claims that it has been lost, destroyed, or wrongfully taken, the Company will issue a new Note in place of the original
Note if the holder so requests by written notice to the Company actually received by the Company before it is notified that the Note has been acquired by a bona fide purchaser.

     2.7. If the holder or payee of this note changes its name or mergers with or into another corporation or other entity, the Company shall upon request issue a new Note of like tenor payable to the payee under its new corporate name, or to the successor entity, in lieu hereof upon the surrender of this Note.

                                       A8

     2.8. Unless otherwise specified by the holder hereof on the date when payment is due, payment under this Note shall be made at and all notices to holders shall be delivered to, the following address:


          AltaVista  Technology,  Inc.
          1671  Dell  Ave.  Suite  209
          Campbell,  CA  95009
          Attention:  Jack  Marshall


DIGITAL  EQUIPMENT  CORPORATION


               By:  ____________________
               Its:

               By:  ___________________
               Its:

                                       A9

                                    EXHIBIT B

                          LINKING AND CONTENT AGREEMENT


REDACTED

                                    EXHIBIT C
                                  PRESS RELEASE

     COMPAQ  ACQUIRES  RIGHTS  TO  ALTAVISTA  DOMAIN
 HOUSTON, July 31, 1998 -- Compaq Computer Corporation (NYSE: CPQ) announced today an agreement with AltaVista Technology, Inc. (AVT) of Campbell, California to transfer to Compaq full rights to the AltaVista trademark and domain name, www.altavista.com. The financial terms were not disclosed.
-----------------

     Under the deal, AVT sells, transfers and assigns all of its rights to the trademark and domain name to Compaq. AVT will transfer to Compaq the www.altavista.com URL within 30 days and notify all third parties of the change to its Internet address. AVT's new Internet address will be www.PhotoLoft.com.
                                                              -----------------
This agreement supersedes all previous agreements between ATI and Digital Equipment Corporation, which was purchased by Compaq in June.

ABOUT  ALTAVISTA

     Compaq's fast and powerful AltaVista Search Service is the premier resource for locating information on the Internet. A forerunner in Web search technology, AltaVista has set new standards, from indexing the entire Internet to providing the Web's first instant language translation capabilities. With an extensive line-up of innovative content and services, AltaVista is now regarded as one of the top destination sites on the Web. For more information, visit AltaVista's flagship site located at www.altavista.digital.com.
                                          --------------------------

COMPANY  BACKGROUND
     Compaq Computer Corporation, the world's largest computer manufacturer, is a Fortune Global 200 company and the largest global supplier of personal computers. Founded in 1982, Compaq develops and markets hardware, software, solutions and services, including industry-leading enterprise computing solutions, fault-tolerant business-critical solutions, networking and communications products, commercial desktop and portable products and consumer PCS. The company is a leader in environmentally friendly programs and business practices.

     Compaq products are sold and supported in more than 100 countries through a network of authorized Compaq marketing partners. Customer support and information about Compaq and its products are available at http://www.compaq.com
                                                           ---------------------
or by calling 1-800-OK-COMPAQ.
Product information and reseller locations are available by calling 1-800-345-1518.


                                        2
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